UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2012

Strategic Hotels & Resorts, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32223	33-1082757
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Madison Street, Suite 1700, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 658-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 12, 2012, New Aventine, L.L.C. (“Borrower”), a Delaware limited liability company and an indirect subsidiary of SHC Aventine II, L.L.C. (in which Strategic Hotel Funding, L.L.C., the operating company of Strategic Hotel & Resorts, Inc., has a 53.5% controlling interest), entered into a mortgage loan application (the “Loan Application”) with Metropolitan Life Insurance Company (“MetLife”) providing for a mortgage loan to be secured by the Hyatt Regency La Jolla hotel in the principal amount of the lesser of (i) $90,000,000, or (ii) an amount not to exceed 83% of the Total Collateral Value (as defined in the Loan Application) (the “Financing”). Pursuant to the Loan Application, at the closing of the Financing, the Borrower intends to issue two promissory notes, which include an “A Note” in the amount of $72,000,000 in favor of MetLife and a “B Note” in the amount equal to the remaining portion of the loan amount (but in no event shall the original principal amount of the B Note be greater than $18,000,000) in favor of MetLife. Pursuant to the Loan Application, the A Note will bear an annual interest rate which is the sum of (i) 400 basis points plus (ii) the one month LIBOR Rate (as defined in the Loan Application), but in no event less than 4.50%, and the B Note will bear an annual interest rate of 10.00%. Pursuant to the terms of the Loan Application, the mortgage loan will have a term of five years. In addition, pursuant to the Loan Application, the Financing must be closed by November 1, 2012.

The foregoing description is qualified in its entirety by reference to the Loan Application which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in “Item 1.01 – Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Mortgage Loan Application, dated September 12, 2012, by and between New Aventine, L.L.C. and Metropolitan Life Insurance Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 17, 2012

STRATEGIC HOTELS & RESORTS, INC.

By:	/s/ Paula Maggio
	Name:	Paula Maggio
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Mortgage Loan Application, dated September 12, 2012, by and between New Aventine, L.L.C. and Metropolitan Life Insurance Company